TABLE OF CONTENTS

      USAA FAMILY OF FUNDS                                              1
      MESSAGE FROM THE PRESIDENT                                        2
      INVESTMENT REVIEW                                                 4
      FINANCIAL INFORMATION
         Message from the Managers                                      5
         Report of Independent Accountants                              7
         Portfolio of Investments                                       8
         Notes to Portfolio of Investments                             11
         Statement of Assets and Liabilities                           12
         Statement of Operations                                       13
         Statement of Changes in Net Assets                            14
         Notes to Financial Statements                                 15






IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA NASDAQ-100 INDEX FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (IMCO). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.

USAA   WITH  THE  EAGLE  IS   REGISTERED   IN  THE  U.S.   PATENT  &   TRADEMARK
OFFICE.(COPYRIGHT)2000, USAA. ALL RIGHTS RESERVED.







USAA FAMILY OF FUNDS SUMMARY

FUND TYPE/NAME                RISK
----------------------------------------------
            CAPITAL APPRECIATION
----------------------------------------------
Aggressive Growth*            Very high
Capital Growth                Very high
Emerging Markets              Very high
First Start Growth            Moderate to high
Gold                          Very high
Growth                        Moderate to high
Growth & Income               Moderate
International                 Moderate to high
Science & Technology          Very high
Small Cap Stock               Very high
World Growth                  Moderate to high
----------------------------------------------
              ASSET ALLOCATION
----------------------------------------------
Balanced Strategy             Moderate
Cornerstone Strategy          Moderate
Growth and Tax Strategy       Moderate
Growth Strategy               Moderate to high
Income Strategy               Low to moderate
----------------------------------------------
              INCOME - TAXABLE
----------------------------------------------
GNMA Trust                    Low to moderate
High-Yield Opportunities      High
Income                        Moderate
Income Stock                  Moderate
Intermediate-Term Bond        Low to moderate
Short-Term Bond               Low
----------------------------------------------
             INCOME - TAX EXEMPT
----------------------------------------------
Long-Term                     Moderate
Intermediate-Term             Low to moderate
Short-Term                    Low
State Bond/Income             Moderate
----------------------------------------------
                  INDEXES
----------------------------------------------
Extended Market Index         High
Global Titans Index           Moderate to high
Nasdaq-100 Index              Very high
S&P 500 Index                 Moderate
----------------------------------------------
                MONEY MARKET
----------------------------------------------
Money Market                  Low
Tax Exempt Money Market       Low
Treasury Money Market Trust   Low
State Money Market            Low
----------------------------------------------

ALL FUNDS REQUIRE A MINIMUM $3,000 INVESTMENT.

THE INVESTART(REGISTERED TRADEMARK) PROGRAM IS AVAILABLE FOR INVESTORS WITHOUT THE $3,000 INITIAL INVESTMENT REQUIRED TO OPEN AN IMCO MUTUAL FUND ACCOUNT. A MUTUAL FUND ACCOUNT CAN BE OPENED WITH NO INITIAL INVESTMENT IF YOU ELECT TO HAVE MONTHLY AUTOMATIC INVESTMENTS OF AT LEAST $50 FROM A BANK ACCOUNT. INVESTART IS NOT AVAILABLE ON TAX-EXEMPT FUNDS OR THE S&P 500 INDEX FUND. THE MINIMUM INITIAL INVESTMENT FOR IRAS IS $250, EXCEPT FOR THE $2,000 MINIMUM REQUIRED FOR THE S&P 500 INDEX FUND. IRAS ARE NOT AVAILABLE FOR TAX-EXEMPT FUNDS. THE GROWTH AND TAX STRATEGY FUND IS NOT AVAILABLE AS AN INVESTMENT FOR YOUR IRA BECAUSE THE MAJORITY OF ITS INCOME IS TAX EXEMPT.

'S&P 500' IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. 'WILSHIRE 4500' IS A TRADEMARK OF WILSHIRE ASSOCIATES INCORPORATED AND HAS BEEN LICENSED FOR OUR USE. 'NASDAQ-100(REGISTERED TRADEMARK)', 'NASDAQ-100 INDEX(REGISTERED TRADEMARK)', AND 'NASDAQ(REGISTERED TRADEMARK)', ARE TRADE OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. 'DOW JONES' AND 'DOW JONES GLOBAL TITANS INDEX(SERVICE MARK)' ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THESE INDEX PRODUCTS ARE NOT SPONSORED, SOLD, OR PROMOTED BY THE TRADE OR SERVICE MARK OWNERS AND NEITHER THE TRADE OR SERVICE MARK OWNERS NOR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THESE PRODUCTS. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THE FUND ATTEMPTS TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY.

THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES.

FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE.

FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL 1-800-531-8181 FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST.

*CLOSED TO NEW INVESTORS.








MESSAGE FROM THE PRESIDENT

[PHOTOGRAPH OF THE PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J. C. ROTH, CFA, APPEARS HERE.]

In 2000, after a long and wonderful run, we learned again that there is risk in all parts of the stock market. The S&P 500 Index dropped about 10%, its worst performance in over a decade. This is certainly nothing to celebrate, but there is a very good lesson here.

By late last year we were seeing comments from a number of financial planners who were counseling their customers that index funds were the answer to all equity-investing questions. As proof, they would cite five years of history, 1995 through 1999. In that period an S&P 500 Index fund was very probably a high first-quartile performer when compared to growth and growth and income funds, according to figures from Lipper Analytical Services, Inc. But the truth is that S&P 500 Index funds are, in fact, above-average performers, not high first-quartile performers. They are above-average performers mainly because of two things: They own the whole index, so they will own the stocks that win, and their transaction costs are very low compared to costs for funds with active managers. This nearly assures above-average, but not stellar, performance.

We believe that index funds can be a good and inexpensive way to gain equity exposure. And we believe that active equity managers can complement index funds in your portfolio. The results from 2000 show how.

Sincerely,


Michael J.C. Roth, CFA
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD

THE S&P 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THE S&P 500 INDEX.

LIPPER ANALYTICAL SERVICES, INC. IS AN INDEPENDENT ORGANIZATION THAT MONITORS THE PERFORMANCE OF MUTUAL FUNDS.

FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, CALL 1-800-531-8181 FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.






INVESTMENT REVIEW

USAA NASDAQ-100 INDEX FUND

OBJECTIVE: Seeks to match, before fees and expenses, the performance of the stocks composing the Nasdaq-100 Index.

INVESTMENT INSTRUMENTS: At least 80% of the Fund's assets will be invested in stocks of companies composing the Nasdaq-100 Index.

--------------------------------------------------------------------------------
                                                 12/31/00
--------------------------------------------------------------------------------
 Net Assets                                    $28.7 Million
 Net Asset Value Per Share                         $7.57
--------------------------------------------------------------------------------
TOTAL RETURN AS OF 12/31/00
--------------------------------------------------------------------------------
SINCE INCEPTION ON 10/27/00                      -24.20%
--------------------------------------------------------------------------------

TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.







                    CUMULATIVE PERFORMANCE COMPARISON
                    ---------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Nasdaq-100 Index Fund to the Nasdaq-100 Index for the period of 10/30/2000 through 12/31/2000. The data points from the graph are as follows:

                   USAA NASDAQ-100            NASDAQ-100
                     INDEX FUND                 INDEX
                   ---------------            ----------

10/30/2000             $10,000                $10,000
10/31/2000              10,620                 10,653
11/30/2000               8,160                  8,136
12/31/2000               7,570                  7,600

DATA FROM 10/30/00* THROUGH 12/31/00.

THE GRAPH ILLUSTRATES HOW A $10,000 HYPOTHETICAL INVESTMENT IN THE USAA NASDAQ-100 INDEX FUND SO CLOSELY TRACKS THE NASDAQ-100 INDEX THAT ITS RESULTS ARE NOT VISIBLE ON THE GRAPH. THE NASDAQ-100 INDEX IS A MODIFIED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 100 OF THE LARGEST NONFINANCIAL DOMESTIC AND INTERNATIONAL COMPANIES LISTED ON THE NASDAQ STOCK MARKET BASED ON MARKET CAPITALIZATION.

'NASDAQ-100(REGISTERED TRADEMARK)', 'NASDAQ-100 INDEX(REGISTERED TRADEMARK)', AND 'NASDAQ(REGISTERED TRADEMARK)', ARE TRADE OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. THE FUND IS NOT SPONSORED, SOLD, OR PROMOTED BY THE NASDAQ STOCK MARKET, INC. AND THE NASDAQ STOCK MARKET, INC. MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL OF THE SECURITIES OF THE INDEX THE FUND ATTEMPTS TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

* DATE THE FUND INITIALLY INVESTED IN SECURITIES REPRESENTED BY THE INDEX.






MESSAGE FROM THE MANAGERS

PERFORMANCE

The USAA Nasdaq-100 Index Fund seeks to track the performance of the Nasdaq-100 Index. From the Fund's initial investment in the market on October 30, 2000, through December 31, 2000, the Nasdaq-100 Index returned -24% and the Fund returned -24.20%.

As was the case for the larger Nasdaq Composite Index, the Nasdaq-100 Index suffered enormous declines during the final three months of the year, dropping 34.42%. The Index also endured high levels of volatility, experiencing its largest daily upward move (11.68%) on December 5 for the quarter, only to experience its largest daily downward move (-7.89%) on December 20.

MARKET CONDITIONS

Though interest rate fears had been alleviated, new concerns exacerbated stock market troubles in the fourth quarter. Renewed tension in the Middle East in October diminished hopes for lower oil prices. Uncertainty about the outcome of the presidential election contributed to the overall state of confusion in November; in December, disappointing holiday sales figures hampered investor confidence.

The technology companies were hit hardest. As many delivered warnings of lower-than-expected earnings levels for the fourth quarter and early 2001, the sector collapsed, dragging down the Nasdaq in its wake. Even bellwether companies such as Dell, Lucent, and Nortel contributed in leading the technology sector and the Index lower.

Amazingly, some companies within the Nasdaq-100 Index did manage to escape the onslaught and deliver strong returns. Cable system operator Adelphia Communications Corp. reversed its steady descent, climbing an astounding 87%, while PeopleSoft and Paccar Inc. rose 34% and 33%, respectively. After losing more than 50% of its value early in the year, QUALCOMM gained 15% for the quarter.

On the other end, CMGI, which owns and invests in business-to-business and business- to-consumer Internet companies, led the list of stocks that performed poorly in the fourth quarter. CMGI dropped 80% during the period. Other poor performers included Real-Networks and Yahoo, which declined 78% and 67%, respectively.


THE NASDAQ COMPOSITE INDEX IS A MARKET-VALUE WEIGHTED INDEX THAT MEASURES ALL DOMESTIC AND NON-U.S.-BASED SECURITIES.

REFER TO THE BOTTOM OF PAGE 4 FOR THE NASDAQ-100 INDEX DEFINITION.






-----------------------------           ---------------------------------------
      TOP 10 HOLDINGS                              TOP 10 INDUSTRIES
     (% OF NET ASSETS)                             (% OF NET ASSETS)
-----------------------------           ---------------------------------------
Cisco Systems, Inc.      5.2%           Computer Software & Service       21.0%
Microsoft Corp.          4.2            U.S. Government                   18.5
QUALCOMM, Inc.           4.0            Electronics - Semiconductors      12.9
Intel Corp.              3.8            Communication Equipment           10.8
Oracle Corp.             3.6            Computer - Networking              7.8
JDS Uniphase Corp.       2.1            Biotechnology                      7.6
Sun Microsystems, Inc.   2.1            Computer - Hardware                4.2
Veritas Software Corp.   1.9            Telecommunications -
Siebel Systems, Inc.     1.8              Cellular/Wireless                2.5
Amgen, Inc.              1.6            Broadcasting - Radio & TV          2.4
-----------------------------           Internet Services                  1.9
                                        ---------------------------------------







                                ASSET ALLOCATION
                                    12/31/00
                               (% OF NET ASSETS)
                               -----------------

A pie chart is shown here depicting the Asset Allocation as of December 31, 2000 of the USAA Nasdaq-100 Index Fund to be:

Common Stocks - 82.4%; and Money Market Instruments - 18.5%.


PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY NOT EQUAL 100%.

YOU WILL FIND A LIST OF THE SECURITIES THAT THE FUND OWNS ON PAGES 8-10.








REPORT OF INDEPENDENT ACCOUNTANTS

KPMG

The Shareholders and Board of Directors

USAA NASDAQ-100 INDEX FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Nasdaq-100 Index Fund, a series of USAA Mutual Fund, Inc., as of December 31, 2000, and the related statement of operations, statement of changes in net assets, and financial highlights, presented in note 8 to the financial statements, for the period from October 27, 2000, (commencement of operations) through December 31, 2000. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Nasdaq-100 Index Fund as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the period from October 27, 2000, (commencement of operations) through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

                                                        KPMG LLP

San Antonio, Texas
February 2, 2001







USAA NASDAQ-100 INDEX FUND
PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2000


                                        MARKET
  NUMBER                                VALUE
OF SHARES         SECURITY              (000)
----------------------------------------------

              COMMON STOCKS (82.4%)

   2,720  3Com Corp.*                   $   23
   1,187  Abgenix, Inc.*                    70
  14,674  ADC Telecommunications,
           Inc.*                           266
   2,180  Adelphia Communications
           Corp. "A" *                     113
   3,604  Adobe Systems, Inc.              210
   8,516  Altera Corp.*                    224
   3,617  Amazon.com, Inc.*                 56
   7,361  Amgen, Inc.*                     471
   6,924  Apple Computer, Inc.*            103
   6,410  Applied Materials, Inc.*         245
   5,240  Applied Micro Circuits Corp.*    393
   3,538  Ariba, Inc.*                     190
   3,828  At Home Corp.*                    21
   5,341  Atmel Corp.*                      62
   5,388  BEA Systems, Inc.*               363
   5,817  Bed Bath & Beyond, Inc.*         130
   2,776  Biogen, Inc.*                    167
   3,667  Biomet, Inc.                     146
   2,857  BMC Software, Inc.*               40
   2,135  Broadcom Corp.*                  179
   4,461  BroadVision, Inc.*                53
   2,337  Check Point Software
           Technologies Ltd.*              312
   4,098  Chiron Corp.*                    182
   5,201  CIENA Corp.*                     423
   3,089  Cintas Corp.                     164
  39,230  Cisco Systems, Inc.*,(a)       1,501
   3,362  Citrix Systems, Inc.*             76
   5,323  CMGI,  Inc.*                      30
   2,374  CNET Networks, Inc.*              38
   6,531  Comcast Corp.*                   273
   3,443  Compuware Corp.*                  22
   2,607  Comverse Technology, Inc.*       283
   3,725  Concord EFS, Inc.*               164
   4,093  Conexant Systems, Inc.*           63
   3,599  Costco Wholesale Corp.*          144
  14,709  Dell Computer Corp.*             256
   3,054  eBay, Inc.*                      101
   3,713  EchoStar Communications
           Corp.*                           84
   2,040  Electronic Arts, Inc.*            87
  16,292  Ericsson LM Telephone Co.
           Co. ADR                         182
   7,011  Exodus Communications, Inc.*     140
   2,365  Fiserv, Inc.*                    112
   6,981  Flextronics International Ltd.*  199
   6,571  Gemstar-TV Guide
           International, Inc.*            303
   1,669  Genzyme Corp.*                   150
   1,862  Human Genome Sciences, Inc.*     129
   6,648  I2 Technologies, Inc.*           361
     798  IDEC Pharmaceuticals Corp.*      151
  11,324  Immunex Corp.*                   460
   1,590  Inktomi Corp.*                    28
  36,009  Intel Corp.                    1,083
   3,969  Intuit, Inc.*                    157
  14,326  JDS Uniphase Corp.*              597
   3,186  Juniper Networks, Inc.*          402
   3,445  KLA-Tencor Corp.*                116
   3,902  Level 3 Communications, Inc.*    128
   6,473  Linear Technology Corp.          299
   6,089  Maxim Integrated
           Products, Inc.*                 291
   7,419  McLeod USA, Inc.*                105
   3,446  MedImmune, Inc.*                 164
   1,313  Mercury Interactive Corp.*       118
   8,075  Metromedia Fiber Network,
           Inc. "A"*                        82
   1,513  Microchip Technology, Inc.*       33
  28,049  Microsoft Corp.*,(a)           1,217
   3,560  Millennium Pharmaceuticals,
           Inc.*                           220
   1,481  Molex, Inc.                       53
   5,050  Network Appliance, Inc.*         324
  14,292  Nextel Communications, Inc.*     354
   6,023  Novell, Inc.*                     31
  35,668  Oracle Corp.*                  1,037
   1,307  Paccar, Inc.                      64
   8,183  Palm, Inc.*                      232
   3,079  PanAmSat Corp.*                  107
   5,650  Parametric Technology
           Corp.*                           76
   5,400  Paychex, Inc.                    263
   6,159  PeopleSoft, Inc.*                229
   2,693  PMC-Sierra, Inc.*                212
   1,421  QLogic Corp.*                    109
  13,794  QUALCOMM, Inc.*                1,134
   3,021  Rational Software Corp.*         118
   2,268  RealNetworks, Inc.*               20
   2,825  RF Micro Devices, Inc.*           77
   2,483  Sanmina Corp.*                   190
   1,374  SDL, Inc.*                       204
   7,689  Siebel Systems, Inc.*            520
   3,649  Smurfit-Stone Container Corp.*    54
   4,654  Staples, Inc.*                    55
   3,972  Starbucks Corp.*                 176
  21,657  Sun Microsystems, Inc.*          604
   3,573  Tellabs, Inc.*                   202
   1,591  TMP Worldwide, Inc.*              87
   5,323  USA Networks, Inc.*              103
   2,846  VeriSign, Inc.*                  211
   6,112  Veritas Software Corp.*          535
   2,972  Vitesse Semiconductor Corp.*     164
   3,732  VoiceStream Wireless Corp.*      376
  15,822  WorldCom, Inc.*                  222
   6,686  Xilinx, Inc.*                    308
   4,505  XO Communications, Inc.*          80
   4,106  Yahoo! Inc.*                     123
----------------------------------------------
          Total common stocks
          (cost $29,372)                23,609
----------------------------------------------


PRINCIPAL
 AMOUNT                                  VALUE
 (000)          SECURITY                 (000)
----------------------------------------------

        MONEY MARKET INSTRUMENTS (18.5%)

  $  267  U.S. Treasury Bills,
          4.95%, 2/01/2001            $   266
     620  U.S. Treasury Bills,
          5.08%, 2/01/2001                617
     840  U.S. Treasury Bills,
          5.30%, 2/01/2001                836
     347  U.S. Treasury Bills,
          5.41%, 2/01/2001                345
     341  U.S. Treasury Bills,
          5.55%, 2/01/2001                339
   1,068  U.S. Treasury Bills,
          5.60%, 2/01/2001              1,063
     739  U.S. Treasury Bills,
          5.65%, 2/01/2001                736
     660  U.S. Treasury Bills,
          5.77%, 3/22/2001                652
     121  U.S. Treasury Bills,
          5.78%, 2/01/2001                121
     336  U.S. Treasury Bills,
          5.84%, 2/01/2001                334
----------------------------------------------
          Total money market
           instruments (cost $5,309)    5,309
----------------------------------------------
          Total investments
          (cost $34,681)              $28,918
==============================================






                       PORTFOLIO SUMMARY BY CONCENTRATION
                       ----------------------------------

            Computer Software & Service                         21.0%
            U.S. Government                                     18.5
            Electronics - Semiconductors                        12.9
            Communication Equipment                             10.8
            Computer - Networking                                7.8
            Biotechnology                                        7.6
            Computer - Hardware                                  4.2
            Telecommunications - Cellular/Wireless               2.5
            Broadcasting - Radio & TV                            2.4
            Internet Services                                    1.9
            Services - Commercial & Consumer                     1.8
            Electrical Equipment                                 1.5
            Services - Data Processing                           1.5
            Equipment - Semiconductors                           1.3
            Retail - Specialty                                   1.3
            Telecommunications - Long Distance                   1.2
            Other                                                2.7
                                                               -----
            Total                                              100.9%
                                                               =====








USAA NASDAQ-100 INDEX FUND
NOTES TO PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2000


GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The percentages shown represent the percentage of the investments to net assets.

ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

SPECIFIC NOTES

(a) Portion of security is segregated as collateral for futures contracts.

* Non-income producing.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.







USAA NASDAQ-100 INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

DECEMBER 31, 2000


ASSETS

   Investments in securities, at market value
      (identified cost of $34,681)                                    $  28,918
   Cash                                                                     378
   Receivables
      Capital shares sold                                                   997
      Dividends and interest                                                  1
   Prepaid expenses                                                          50
                                                                      ---------
         Total assets                                                    30,344
                                                                      ---------

LIABILITIES

   Securities purchased                                                   1,368
   Capital shares redeemed                                                   53
   Variation margin on futures contracts                                    197
   Accounts payable and accrued expenses                                     59
                                                                      ---------
         Total liabilities                                                1,677
                                                                      ---------
            Net assets applicable to capital shares outstanding       $  28,667
                                                                      =========

REPRESENTED BY

   Paid-in capital                                                    $  35,366
   Accumulated undistributed net investment income                           23
   Accumulated net realized loss on investments and
      futures transactions                                                 (646)
   Net unrealized depreciation on investments and futures
      contracts                                                          (6,076)
                                                                      ---------
            Net assets applicable to capital shares outstanding       $  28,667
                                                                      =========
   Capital shares outstanding                                             3,787
                                                                      =========
   Authorized shares of $.01 par value                                  100,000
                                                                      =========
   Net asset value, redemption price, and offering price per share    $    7.57
                                                                      =========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA NASDAQ-100 INDEX FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

PERIOD ENDED DECEMBER 31, 2000*


NET INVESTMENT INCOME

   Income
      Dividends                                                        $      2
      Interest                                                               46
                                                                       --------
         Total income                                                        48
                                                                       --------
   Expenses
      Advisory fees                                                           8
      Administrative fees                                                    14
      Transfer agent's fees                                                  12
      Custodian's fees                                                       12
      Shareholder reporting fees                                              1
      Directors' fees                                                         1
      Registration fees                                                      18
      Professional fees                                                      37
                                                                       --------
         Total expenses before reimbursement                                103
      Expenses reimbursed                                                   (69)
                                                                       --------
         Total expenses after reimbursement                                  34
                                                                       --------
            Net investment income                                            14
                                                                       --------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
    AND FUTURES CONTRACTS

   Net realized loss from investment transactions                           (39)
   Net realized loss from futures transactions                             (607)
   Change in net unrealized appreciation/depreciation of investments
         and futures contracts                                           (6,076)
                                                                       --------
            Net realized and unrealized loss on investments
                  and futures contracts                                  (6,722)
                                                                       --------
   Decrease in net assets resulting from operations                    $ (6,708)
                                                                       ========


* FUND COMMENCED OPERATIONS ON OCTOBER 27, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.








USAA NASDAQ-100 INDEX FUND
STATEMENT OF CHANGES IN NET ASSETS
(IN THOUSANDS)

PERIOD ENDED DECEMBER 31, 2000*


FROM OPERATIONS

   Net investment income                                               $     14
   Net realized loss on investments
      and futures transactions                                             (646)
   Change in net unrealized appreciation/depreciation
      of investments and futures contracts                               (6,076)
                                                                       --------
      Decrease in net assets resulting
         from operations                                                 (6,708)
                                                                       --------

FROM CAPITAL SHARE TRANSACTIONS

   Proceeds from shares sold                                             55,163
   Cost of shares redeemed                                              (19,788)
                                                                       --------
      Increase in net assets from
         capital share transactions                                      35,375
                                                                       --------
   Net increase in net assets                                            28,667


NET ASSETS

   Beginning of period                                                      -
                                                                       --------
   End of period                                                       $ 28,667
                                                                       ========

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME

   End of period                                                       $     23
                                                                       ========

CHANGE IN SHARES OUTSTANDING

   Shares sold                                                            5,958
   Shares redeemed                                                       (2,171)
                                                                       ========
      Increase in shares outstanding                                      3,787
                                                                       ========

* FUND COMMENCED OPERATIONS ON OCTOBER 27, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA NASDAQ-100 INDEX FUND
NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2000


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 17 separate funds. The information presented in this annual report pertains only to the USAA Nasdaq-100 Index Fund (the Fund), which commenced operations on October 27, 2000. The Fund's investment objective is to match, before fees and expenses, the performance of the stocks composing the Nasdaq-100 Index. The Nasdaq-100 Index represents the largest nonfinancial stocks traded on The Nasdaq Stock Market. USAA Investment Management Company (the Manager) has retained Barclays Global Fund Advisors (Barclays) to serve as subadviser for the Fund. Barclays is responsible for investing the Fund's assets. Under normal market conditions, Barclays attempts to achieve the Fund's objective by investing at least 80% of the Fund's assets in the stocks of companies composing the Nasdaq-100 Index.

A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange, are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

4. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. FUTURES CONTRACTS - The Fund may enter into financial futures contracts as a proxy for a direct investment in securities underlying the Fund's index. Upon entering into a contract, the Fund is required to make an initial margin deposit of either cash or securities in an amount equal to a certain percentage of the contract. Variation margin payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures transactions involves the risk of imperfect correlation between movements in the price of futures contracts and the underlying hedged securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, reclassifications were made to the statement of assets and liabilities to decrease paid-in capital by $9,000 and to increase accumulated undistributed net investment income by $9,000.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

E. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT

The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under any of these agreements during the period ended December 31, 2000.

Effective January 10, 2001, the $500 million uncommitted agreement with CAPCO is discontinued, and the $250 million committed agreement is increased to $400 million.

(3) DISTRIBUTIONS

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended December 31, 2000, were $30,142,000 and $730,000, respectively.

The cost of securities for federal income tax purposes is $34,685,000.

Gross unrealized appreciation and depreciation of investments as of December 31, 2000, for tax purposes, were $422,000 and $6,190,000, respectively.

(5) TRANSACTIONS WITH MANAGER

A. ADVISORY FEES - The Manager carries out the Fund's investment policies and provides oversight of the management of the Fund's portfolio. The Fund's advisory fees are computed at 0.20% of its annual average net assets.

The Manager has retained Barclays to serve as subadviser for the Fund, giving it responsibility for the day-to-day management of the Fund's assets pursuant to the Fund's investment objective and restrictions. For its services, Barclays receives a fee from the Manager at an annual rate equal to 0.06% of the Fund's average daily net assets on amounts up to $250 million and 0.03% of daily net assets on amounts above $250 million.

B.  ADMINISTRATIVE  FEES  -  The  Manager  provides  services  related  to   the
administration and operation of the Fund. The Fund's administrative fees are computed at 0.35% of its annual average net assets.

C. EXPENSE LIMITATIONS - The Manager has voluntarily agreed to limit the annual expenses of the Fund to 0.85% of its annual average net assets through May 1, 2001, and accordingly has waived payment of a portion of the Fund's fees and expenses. In subsequent years, the Manager may recover all or a portion of these waived amounts from the Fund, provided that such recovery is made not later than three years from the Fund's inception date of October 27, 2000, and provided that the additional amount paid by the Fund, together with all other expenses of the Fund, in the aggregate, would not cause the Fund's expense ratio in any of the three years to exceed 0.85% of the Fund's annual average net assets.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

E. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.

(7) FUTURES CONTRACTS

A summary of obligations under these financial instruments at December 31, 2000, is as follows:

----------------------------------------------------------------------------------------
                                                                 MARKET      UNREALIZED
     TYPE OF FUTURE        EXPIRATION   CONTRACTS   POSITION     VALUE      DEPRECIATION
----------------------------------------------------------------------------------------
Nasdaq-100 Index Futures   March 2001      26         Long     $3,704,000    $(313,000)
----------------------------------------------------------------------------------------

At December 31, 2000, the Fund segregated securities with a value of $941,000 to cover margin requirements on open futures contracts.

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding for the period ended December 31, 2000,* is as follows:

Net asset value at
   beginning of period                       $   10.00
Net investment income                              .01(b)
Net realized and unrealized
   loss on investments
   and futures transactions                      (2.44)
                                             ---------
Net asset value at
   end of period                             $    7.57
                                             =========
Total return (%)                                (24.20)
Net assets at
   end of period (000)                       $  28,667
Ratio of expenses to
   average net assets (%)                          .85(a)
Ratio of expenses to average
   net assets, excluding
   reimbursements (%)                             2.56(a)
Ratio of net investment
   income to average
   net assets (%)                                  .37(a)
Portfolio turnover (%)                            3.58

 *  FUND COMMENCED OPERATIONS ON OCTOBER 27, 2000.
(a) ANNUALIZED. THE RATIO IS NOT NECESSARILY INDICATIVE OF 12 MONTHS OF OPERATIONS.
(b) CALCULATED USING AVERAGE SHARES.







DIRECTORS
Robert G. Davis, CHAIRMAN OF THE BOARD
Michael J.C. Roth, VICE CHAIRMAN OF THE BOARD
Barbara B. Dreeben
Robert L. Mason
David G. Peebles
Michael F. Reimherr
Laura T. Starks
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER, AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT                       LEGAL COUNSEL
USAA Shareholder Account Services    Goodwin, Procter & Hoar LLP
9800 Fredericksburg Road             Exchange Place
San Antonio, Texas 78288             Boston, Massachusetts 02109

CUSTODIAN                            INDEPENDENT AUDITORS
State Street Bank and Trust Company  KPMG LLP
P.O. Box 1713                        112 East Pecan, Suite 2400
Boston, Massachusetts 02105          San Antonio, Texas 78205

TELEPHONE ASSISTANCE HOURS           INTERNET ACCESS
Call toll free - Central Time        USAA.COM(Registered TradeMark)
Monday - Friday 6 a.m. to 10 p.m.
Saturday 8:30 a.m. to 5 p.m.
Sunday 11:30 a.m. to 8 p.m.

FOR ADDITIONAL INFORMATION ON MUTUAL FUNDS
1-800-531-8181, (in San Antonio) 456-7200
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

RECORDED MUTUAL FUND PRICE QUOTES
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

MUTUAL FUND USAA TOUCHLINE(Registered TradeMark)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777